Statement of Additional Information Supplement	February 28, 2023

Putnam Research Fund

Statement of Additional Information dated November 30, 2022

Effective February 28, 2023, the sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are restated in their entirety as follows to reflect that the fund’s portfolio managers are now Kathryn Lakin, Jacquelyne Cavanaugh, Matthew LaPlant, Andrew O’Brien, William Rives and Walter Scully. These sub-sections are also supplemented with regards solely to Mr. LaPlante as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's portfolio manager managed as of January 31, 2023. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio manager	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Matthew LaPlant	0	$0	0	$0	1	$100,000

Ownership of securities

The dollar range of shares of the fund owned by Mr. LaPlant as of January 31, 2023, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $100,000-$500,000.

SAI Supplement – 02/23